Putnam
Ohio
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of 2004 we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges). Furthermore, fund ownership (in dollar ranges) is now being shown for the members of Putnam's Executive Board.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles
E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Ohio Tax Exempt Income Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for the remainder of fiscal 2005.

We thank you for your support of the Putnam funds throughout 2004 and wish you all the best in 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

 * For the six months ended November 30, 2004, Putnam Ohio Tax Exempt Income Fund class A shares returned 3.77% without sales charges and -0.93% with maximum sales charges reflected.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 4.29%.

 * The average return for the fund's Lipper category, Ohio Municipal Debt Funds, was 3.82%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 11/30/04
--------------------------------------------------
Class A
(inception 10/23/89)          NAV       POP
--------------------------------------------------
6 months                     3.77%    -0.93%
--------------------------------------------------
1 year                       3.21     -1.48
--------------------------------------------------
5 years                     33.40     27.43
Annual average               5.93      4.97
--------------------------------------------------
10 years                    80.76     72.58
Annual average               6.10      5.61
--------------------------------------------------
Annual average
(life of fund)               6.11      5.79
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Performance commentary

Although primarily an investment-grade fund, your fund benefited from its investments in lower-quality bonds, which outperformed higher-quality issues over the first half of its 2005 fiscal year. However, the fund's returns lagged those of its benchmark index, which is nationally diversified and reflected the greater strength of other state bonds markets such as California's. The fund's performance at net asset value (NAV) was in line with the average of its Lipper peer group. While interest rates on short-term securities did rise in concert with Federal Reserve Board (Fed) rate hikes, long-term, higher-yielding bonds experienced declines in interest rates and increases in prices. The fund's shorter relative duration meant it did not fully benefit from these developments during this period.

FUND PROFILE

Putnam Ohio Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and state of Ohio personal income taxes, as we believe to be consistent with the preservation of capital. It may be suitable for Ohio investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in Ohio.


Market overview

Over the past six months, most municipal yields fell and bond prices, which move in the opposite direction of yields, rose. Early 2004 was marked by rising yields, as bond market investors were anticipating that the Fed would need to raise short-term interest rates. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point (one quarter of a percentage point) increase at its June 30 meeting, the bond market changed course. Yields of bonds with maturities greater than two years trended downward. At the same time, yields rose for bonds with very short maturities (two years and shorter). This resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads generally tightened and bond prices rose. These higher-yielding securities continued to provide attractive income streams that also contributed to the fund's total return. Municipal bonds issued by the State of California were generally strong performers, as the economy improved and rating agencies upgraded the state's credit rating. Yields on tobacco settlement bonds varied with the results of ongoing legal battles, but declined overall for the period, and their prices rose, accordingly. Airline-related industrial development bonds (IDBs) performed poorly, in general, as the industry continued to face financial difficulties that were made worse by record high oil prices. New York City general obligation bonds rose in price over the past six months, reflecting a dearth of new issuance as well as investors' confidence in improving economic prospects for the city.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.29%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.82%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                           2.19%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.02%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      5.68%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             12.18%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 12.58%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/04.
-------------------------------------------------------------------------------

Strategy overview

Because we believe that interest rates will rise, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. Because we believe the yield curve will continue to flatten, we have concentrated our bond sales in shorter and intermediate maturities, which we believe will underperform. We also used interest rate swaps to manage the fund's duration. Meanwhile, we continued to trim the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. The fund maintained an overweight position in tobacco settlement bonds relative to its benchmark. We closely monitored developments in this sector and modestly reduced the fund's overweight relative to its benchmark during the period. The fund had less exposure to airline-related IDBs during the period than did its peers, a positive amid continued difficulty in this sector. We trimmed the fund's exposure to this sector during the period, because we believe the airline industry still faces significant challenges over the near term.

In previous fiscal years, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing longer callable issues. We believe these callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                       5/31/04   11/30/04
Average effective
maturity in years        7.7        6.9

Duration in years        5.6        5.2

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

Improving credit markets increased demand for, and improved the performance of, lower-rated bonds -- those rated BBB or below. The fund was helped by its investment in tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. This income could be jeopardized as a result of multibillion-dollar judgments against the tobacco companies, and prices in this sector have shifted as concerns about litigation overshadowed optimism. Our analyst believes that, despite several highly visible lawsuits against the tobacco industry, litigation risk is receding. During this period, the fund profited from its holding in Children's Trust Fund of Puerto Rico settlement revenue bonds. (Income from Puerto Rico bonds is tax exempt in all 50 states.)

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (51.9%)

Aa (15.2%)

A (15.5%)

Baa (12.3%)

Ba (0.9%)

Caa (0.2%)

VMIG1 (4.0%)

Footnote reads:
As a percentage of market value as of 11/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

High-yielding industrial development bonds have also benefited from increased investor demand and, in addition, have been buoyed by the improvement in economic activity during the period. IDBs are issued by municipalities but backed by the credit of the company benefiting from the financing. Investor perceptions about the backing company's health, or that of its industry group, affect the prices of these bonds rather than the rating of the municipality issuing them. For example, IDBs issued by Toledo-Lucas County for CSX Transportation rose in value during the period, benefiting from increased demand for rail freight services. This railroad subsidiary of CSX Corporation provides rail freight transportation throughout 23 states and two Canadian provinces. Finally, bonds issued for the Ohio State Water Bay Shore Power Project rose in price, benefiting from improving conditions in the electric power sector. Electric utilities across the country have been closing, selling, or otherwise deemphasizing their diversification efforts and focusing on their regulated operations. This "back to basics" trend has been favorably received by investors and contributed to higher prices for bonds in the tax-exempt power sector.

As noted earlier, the fund's performance was hampered by our decision to lower the fund's interest-rate sensitivity by maintaining a relatively short portfolio duration. This move was prompted by our expectation that interest rates would rise, depressing bond prices. However, the effects of the Fed's rate hikes were felt primarily on the short end of the yield curve, while the positive economic climate encouraged yield-hungry investors to bid up prices on long-term, higher-yielding bonds such as those in the fund's portfolio. Although our strategy reduced the fund's participation as longer-term bonds rallied, we continue to believe caution is well advised.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Judging from the flattened yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. The Fed has raised the discount rate four times in 25-basis-point increments since June 2004, bringing it to two percent at the end of the period. We believe the Fed will continue to raise short-term rates incrementally through mid-2005, actions that are likely to cause rising yields among bonds with shorter maturities. We believe this also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust the fund's duration as it seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate that the rate of GDP growth will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a potentially more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.
Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
James St. John      2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------


Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended November 30, 2004, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.


-----------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-----------------------------------------------------------------------------------------------------
                                                      $1 -        $10,001 -    $50,001 -   $100,001
                                      Year     $0     $10,000     $50,000     $100,000     $500,000
-----------------------------------------------------------------------------------------------------
Philippe Bibi                         2004      *
-----------------------------------------------------------------------------------------------------
Chief Technology Officer              2003      *
-----------------------------------------------------------------------------------------------------
John Boneparth                        2004      *
-----------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt     2003      *
-----------------------------------------------------------------------------------------------------
Kevin Cronin                          2004      *
-----------------------------------------------------------------------------------------------------
Deputy Head of Investments             N/A
-----------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                 2004                          *
-----------------------------------------------------------------------------------------------------
President and CEO                     2003      *
-----------------------------------------------------------------------------------------------------
Amrit Kanwal                          2004      *
-----------------------------------------------------------------------------------------------------
Chief Financial Officer                N/A
-----------------------------------------------------------------------------------------------------
Steven Krichmar                       2004      *
-----------------------------------------------------------------------------------------------------
Chief of Operations                    N/A
-----------------------------------------------------------------------------------------------------
Francis McNamara, III                 2004      *
-----------------------------------------------------------------------------------------------------
General Counsel                        N/A
-----------------------------------------------------------------------------------------------------
Richard Monaghan                      2004      *
-----------------------------------------------------------------------------------------------------
Head of Retail Management             2003      *
-----------------------------------------------------------------------------------------------------
Stephen Oristaglio                    2004      *
-----------------------------------------------------------------------------------------------------
Head of Investments                   2003      *
-----------------------------------------------------------------------------------------------------
Richard Robie, III                    2004      *
-----------------------------------------------------------------------------------------------------
Chief Administrative Officer           N/A
-----------------------------------------------------------------------------------------------------
N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/04
----------------------------------------------------------------------------------------
                                Class A               Class B               Class M
(inception dates)             (10/23/89)             (7/15/93)             (4/3/95)
----------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV        POP
----------------------------------------------------------------------------------------
6 months                   3.77%     -0.93%      3.43%     -1.57%      3.72%      0.32%
----------------------------------------------------------------------------------------
1 year                     3.21      -1.48       2.53      -2.44       2.89      -0.53
----------------------------------------------------------------------------------------
5 years                   33.40      27.43      29.15      27.15      31.58      27.22
Annual average             5.93       4.97       5.25       4.92       5.64       4.93
----------------------------------------------------------------------------------------
10 years                  80.76      72.58      69.27      69.27      75.57      69.82
Annual average             6.10       5.61       5.40       5.40       5.79       5.44
----------------------------------------------------------------------------------------
Annual average
(life of fund)             6.11       5.79       5.36       5.36       5.75       5.52
----------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

--------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/04
--------------------------------------------------------------------
                                Lehman           Lipper Ohio
                              Municipal      Municipal Debt Funds
                              Bond Index      category average*
--------------------------------------------------------------------
6 months                         4.29%               3.82%
--------------------------------------------------------------------
1 year                           4.07                3.04
--------------------------------------------------------------------
5 years                         38.84               32.00
Annual average                   6.78                5.70
--------------------------------------------------------------------
10 years                        99.68               82.25
Annual average                   7.16                6.17
--------------------------------------------------------------------
Annual average
(life of fund)                   7.05                6.33
--------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/04, there were 43, 42, 37, and 27 funds, respectively, in this Lipper category.

--------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/04
--------------------------------------------------------------------------------------------
                                            Class A         Class B         Class M
Distributions (number)                         6               6                6
--------------------------------------------------------------------------------------------
Income 1                                   $0.173279       $0.143603        $0.159793
--------------------------------------------------------------------------------------------
Capital gains 1                               --              --               --
--------------------------------------------------------------------------------------------
Total                                      $0.173279       $0.143603        $0.159793
--------------------------------------------------------------------------------------------
Share value:                             NAV        POP        NAV        NAV        POP
--------------------------------------------------------------------------------------------
5/31/04                                $8.94      $9.36      $8.93      $8.94      $9.24
--------------------------------------------------------------------------------------------
11/30/04                                9.10       9.53       9.09       9.11       9.42
--------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------
Current dividend rate 2                3.84%      3.66%      3.18%      3.54%      3.42%
--------------------------------------------------------------------------------------------
Taxable equivalent 3                   6.39       6.09       5.29       5.89       5.69
--------------------------------------------------------------------------------------------
Current 30-day SEC yield
(with expense limitation) 4,5          2.93       2.80       2.28       2.63       2.55
--------------------------------------------------------------------------------------------
Taxable equivalent 3                   4.87       4.66       3.79       4.37       4.24
--------------------------------------------------------------------------------------------
Current 30-day SEC yield
(without expense limitation) 4         2.89       2.76       2.24       2.59       2.50
--------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.88% federal and state combined tax rate for 2004.
  Results for investors subject to lower tax rates would not be advantageous.

4 Based only on investment income, calculated using SEC guidelines.

5 For a portion of the period, this fund limited expenses, without which yields would have been lower.


-----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------
                               Class A               Class B               Class M
(inception dates)             (10/23/89)            (7/15/93)              (4/3/95)
-----------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV        POP
-----------------------------------------------------------------------------------------
6 months                   4.81%      0.07%      4.35%     -0.65%      4.65%      1.22%
-----------------------------------------------------------------------------------------
1 year                     3.62      -1.06       2.94      -2.05       3.41      -0.03
-----------------------------------------------------------------------------------------
5 years                   36.56      30.54      32.23      30.23      34.70      30.33
Annual average             6.43       5.47       5.75       5.42       6.14       5.44
-----------------------------------------------------------------------------------------
10 years                  78.70      70.73      67.54      67.54      73.53      67.90
Annual average             5.98       5.50       5.30       5.30       5.67       5.32
-----------------------------------------------------------------------------------------
Annual average
(life of fund)             6.16       5.84       5.41       5.41       5.80       5.57
-----------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Ohio Tax Exempt Income Fund from June 1, 2004, to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 11/30/04
------------------------------------------------------------------------------
                                       Class A         Class B         Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*                $4.55           $7.85           $6.08
------------------------------------------------------------------------------
Ending value (after expenses)        $1,037.70       $1,034.30       $1,037.20
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2004, use the calculation method below. To find the value of your investment on June 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 06/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 6/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.55 (see table above) = $45.50
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 11/30/04
------------------------------------------------------------------------------
                                       Class A         Class B        Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*                 $4.51          $7.79          $6.02
------------------------------------------------------------------------------
Ending value (after expenses)         $1,020.61      $1,017.35      $1,019.10
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                                   Class A    Class B    Class M
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                         0.89%      1.54%      1.19%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                                0.91%      1.56%      1.21%
------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Ohio Tax Exempt
Income Fund                  17%        26%        17%        12%        11%
-----------------------------------------------------------------------------
Lipper Ohio Municipal Debt
Funds category
average                      20%        32%        25%        24%        46%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on May 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper category. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.18

Municipal
fund average       0.21

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.1%) (a)
Principal amount                                     Rating (RAT)         Value

Ohio (93.4%)
-------------------------------------------------------------------------------
               Akron, Wtr. Wks. Rev. Bonds, MBIA
      $875,000 6s, 12/1/12                           Aaa             $1,021,746
     1,285,000 5 1/4s, 12/1/17                       Aaa              1,402,243
     1,375,000 Allen Cnty., G.O. Bonds, AMBAC, 5s,
               12/1/06                               Aaa              1,448,343
     1,565,000 Anthony Wayne Local School Dist.
               G.O. Bonds (School Fac. Construction
               & Impt.), FSA, 5 1/2s, 12/1/19        Aaa              1,732,126
     1,500,000 Brecksville-Broadview Heights, City
               School Dist. G.O. Bonds, FGIC,
               6 1/2s, 12/1/16                       Aaa              1,644,885
     1,500,000 Brookville, Local School Dist. G.O.
               Bonds, FSA, 5s, 12/1/26               Aaa              1,539,345
     1,000,000 Butler Cnty., G.O. Bonds, MBIA,
               5 1/4s, 12/1/20                       Aaa              1,088,920
     3,000,000 Cincinnati, City School Dist. G.O.
               Bonds (Classroom Fac. Construction &
               Impt.), FSA,  5s, 12/1/06             Aaa              3,160,020
       500,000 Cleveland, G.O. Bonds, FGIC, 5 1/4s,
               8/1/23                                Aaa                534,765
       400,000 Cleveland, Arpt. Rev. Bonds
               (Continental Airlines, Inc.), 5.7s,
               12/1/19                               B-                 306,052
     3,000,000 Cleveland, State U. Rev. Bonds,
               FGIC, 5s, 6/1/29                      AAA              3,045,300
     1,150,000 Cleveland, Urban Renewal Increment
               Rev. Bonds (Rock & Roll Hall of
               Fame), 6 3/4s, 3/15/18                BBB-/P           1,154,313
       500,000 Cleveland-Cuyahoga Cnty., Port.
               Auth. Rev. Bonds (Rock & Roll Hall
               of Fame), FSA, 3.6s, 12/1/14          Aaa                500,560
     1,500,000 Cuyahoga Cnty., G.O. Bonds, 5s,
               12/1/18                               Aa1              1,576,800
     1,500,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            Aa3              1,615,440
     3,000,000 Cuyahoga Cnty., Hosp. VRDN (U.
               Hosp.),  1.64s, 1/1/16                VMIG1            3,000,000
     1,645,000 Cuyahoga Falls, G.O. Bonds, MBIA,
               5s, 12/1/24                           Aaa              1,700,272
     1,160,000 Delaware City, School Dist. G.O.
               Bonds, MBIA,  5s, 12/1/20             AAA              1,234,136
     1,000,000 Delaware Cnty., Cap. Fac. G.O.
               Bonds, 6 1/4s, 12/1/16                AA+              1,178,830
     1,300,000 Dublin, G.O. Bonds, Ser. B, 6.4s,
               12/1/14                               Aaa              1,545,960
     1,500,000 Erie Cnty., Ohio Hosp. Fac.
               Rev. Bonds (Firelands Regl. Med.
               Ctr.), 5 5/8s, 8/15/32                A2               1,531,395
               Franklin Cnty., G.O. Bonds
     2,170,000 5 3/8s, 12/1/20                       Aaa              2,368,447
     2,955,000 5s, 6/1/07                            Aaa              3,145,863
     2,610,000 Franklin Cnty., Rev. Bonds (OCLC
               Online Computer Library Ctr.), 5s,
               4/15/13                               A                2,769,132
     2,000,000 Franklin Cnty., Dev. Rev. Bonds
               (American Chemical Society), 5.8s,
               10/1/14                               A                2,188,700
     1,000,000 Franklin Cnty., Econ. Dev.
               Rev. Bonds  (Capitol South Cmnty.
               Urban), 5 3/4s, 6/1/11                BBB-/P           1,063,930
     2,000,000 Franklin Cnty., Hlth. Care Fac.
               Rev. Bonds  (OH Presbyterian Svcs.),
               7 1/8s, 7/1/29                        BBB              2,165,920
     1,350,000 Greater Cleveland Regl. Trans. Auth.
               G.O. Bonds (Cap. Impt.), MBIA, 5s,
               12/1/24                               Aaa              1,402,745
     1,380,000 Greene Cnty., Swr. Syst.
               Rev. Bonds (Governmental
               Enterprise), AMBAC, 5 5/8s, 12/1/13   Aaa              1,539,818
     2,000,000 Hamilton, City School Dist. G.O.
               Bonds, Ser. A, 5 1/2s, 12/1/24        AA               2,144,440
     3,000,000 Hillard, School Dist. G.O. Bonds
               (School Impts.), FGIC, 5 3/4s,
               12/1/24                               Aaa              3,338,310
     1,800,000 Huran Cnty., Human Svcs. Rev. Bonds,
               MBIA,  6.55s, 12/1/20                 Aaa              2,272,140
     1,500,000 Kent, School Dist. G.O. Bonds, FGIC,
               5 3/4s, 12/1/21                       Aaa              1,642,320
       281,074 Lake Cnty., Indl. Dev. Rev. Bonds
               (Madison Inn Hlth. Ctr.), FHA Insd.,
               12s, 5/1/14                           A-/P               282,887
     1,000,000 Lake Ohio, School Dist. G.O. Bonds,
               FGIC,  5 3/4s, 12/1/21                Aaa              1,123,590
     1,000,000 Lakota, School Dist. Rev. Bonds,
               AMBAC, 7s, 12/1/10                    Aaa              1,197,340
     1,840,000 Lorain Cnty., Elderly Hsg. Corp.
               Multi-Fam. Rev. Bonds (Harr Plaza &
               Intl.), Ser. A, 6 3/8s, 7/15/19       A                1,854,370
               Lorain Cnty., Hosp. Rev. Bonds
     5,325,000 (EMH Regl. Med. Ctr.), AMBAC,
               7 3/4s, 11/1/13                       Aaa              5,677,728
       750,000 (Catholic Hlth. Care Refurbish &
               Impt.), Ser. A, 5 1/4s, 10/1/33       AA-                755,213
     1,620,000 Madeira, City School Dist. G.O.
               Bonds (School Impt.),  MBIA, 5s,
               12/1/26                               Aaa              1,666,219
     1,000,000 Marysville, Exempt Village School
               Dist. G.O. Bonds, MBIA, 5 1/8s,
               12/1/23                               Aaa              1,094,040
     2,500,000 Mason, City School Dist. G.O. Bonds,
               5.3s, 12/1/17                         Aa2              2,711,225
     1,205,000 Massillon, Rev. Bonds (Lincoln Ctr.
               Phase II), AMBAC, 6.95s, 12/1/10      Aaa              1,286,446
     2,700,000 Miami Cnty., Hosp. Fac. Rev. Bonds
               (Upper Valley Med. Ctr.), Ser. A,
               6 3/8s, 5/15/26                       Baa1             2,757,942
               Middletown, City School Dist. G.O.
               Bonds  (School Impt.), FGIC
     1,285,000 5s, 12/1/25                           Aaa              1,324,424
     1,080,000 5s, 12/1/24                           Aaa              1,118,772
     1,545,000 5s, 12/1/23                           Aaa              1,603,942
     1,000,000 4 3/4s, 12/1/22                       Aaa              1,021,290
     1,500,000 4 3/4s, 12/1/21                       Aaa              1,538,640
     1,265,000 Midview, School Dist. COP (School
               Bldg. Fac.), 5 1/4s, 11/1/17          A                1,355,473
     1,000,000 Montgomery Cnty., Rev. Bonds
               (Catholic Hlth. Initiatives),
               Ser. A, 5s, 5/1/32                    Aa2                999,960
               Montgomery Cnty., Hlth. Syst.
               Rev. Bonds, Ser. B-1
     1,720,000 8.1s, 7/1/18 (Prerefunded)            Aaa              1,906,844
       185,000 8.1s, 7/1/18                          AAA                201,130
               Montgomery Cnty., Hosp. Rev. Bonds
     1,500,000 (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                A3               1,618,980
       580,000 (Grandview Hosp. & Med Ctr.), 5.6s,
               12/1/11                               BBB+               640,732
       835,000 Northwestern, School Dist.
               Rev. Bonds (Wayne & Ashland Cntys.
               School Impt.), FGIC, 7.2s, 12/1/10    Aaa              1,008,789
               OH Hsg. Fin. Agcy. Rev. Bonds
     1,950,000 Ser. B, GNMA Coll., 5s, 3/1/34        Aaa              2,056,431
     1,025,000 (Residential Dev.), Ser. A, GNMA
               Coll., 4.6s, 9/1/28                   Aaa              1,042,948
       400,000 OH Hsg. Fin. Agcy. Single Fam. Mtge.
               IFB, Ser. G, GNMA Coll., 7.14s,
               3/2/23                                Aaa                416,168
        15,000 OH Hsg. Fin. Agcy. Single Fam. Mtge.
               Rev. Bonds, Ser. 85-A, FGIC, zero %,
               1/15/15                               Aaa                  5,525
     1,500,000 OH State Air Quality Dev. Auth.
               Rev. Bonds  (Poll. Control), Ser. A,
               5.95s, 5/15/29                        Baa1             1,504,050
     4,300,000 OH State Air Quality Dev. Auth.
               VRDN (Columbus Southern), Ser. C,
               1.69s, 12/1/38                        VMIG1            4,300,000
     1,500,000 OH State Bldg. Auth. Rev. Bonds
               (Administration Bldg.), Ser. A, 5s,
               10/1/18                               AAA              1,653,945
       430,000 OH State Econ. Dev. Rev. Bonds
               (Superior Forge & Steel Corp.), Ser.
               3, 7 5/8s, 6/1/11                     AA-                431,350
     1,000,000 OH State Env. Impt. Rev. Bonds (USX
               Corp.), 5 5/8s, 5/1/29                Baa1             1,016,870
               OH State Higher Ed. Fac. Comm.
               Rev. Bonds  (John Carroll U.)
       335,000 5 1/2s, 11/15/18                      A2                 373,820
       420,000 5 1/2s, 11/15/17                      A2                 465,994
       300,000 3 1/2s, 11/15/08                      A2                 306,783
       500,000 3s, 11/15/07                          A2                 502,810
     3,000,000 OH State Higher Edl. Fac. Mandatory
               Put Bonds (Kenyon College), 5.05s,
               7/1/16                                A2               3,122,760
               OH State Higher Edl. Fac. Rev. Bonds
     4,000,000 (Case Western Reserve U.), 6 1/4s,
               10/1/18                               AA-              4,876,800
     1,000,000 (Case Western Reserve U.), 6s,
               10/1/14                               AA-              1,176,270
     2,270,000 (Denison U.), 5 1/8s, 11/1/21         AA               2,417,868
     1,500,000 (Oberlin College), 5.12s, 10/1/24     AA               1,577,625
     1,000,000 (Oberlin College), 5s, 10/1/33        AA               1,008,460
     3,000,000 (Northern U.), 4 3/4s, 5/1/19         A2               3,063,000
               OH State Poll. Control Rev. Bonds
     3,350,000 (Standard Oil Co.), 6 3/4s, 12/1/15   AA+              4,159,662
     1,000,000 (General Motors Corp.), 5 5/8s,
               3/1/15                                Baa2             1,063,570
     1,500,000 OH State Solid Waste Mandatory Put
               Bonds,  4.85s, 11/1/07                BBB              1,558,485
       600,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp.), 6.3s,
               12/1/32                               Baa2               625,488
     1,000,000 OH State U. Rev. Bonds, Ser. A,
               5 1/8s, 12/1/31                       Aa2              1,026,710
       500,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Mandatory Put Bonds (OH
               Edison Co.), Ser. A, 2 1/4s, 6/1/05   Baa1               499,240
               OH State Wtr. Dev. Auth. Solid Waste
               Disp. Rev. Bonds
     2,700,000 (North Star Broken Hill Steel),
               6.45s, 9/1/20                         A+               2,824,848
     1,700,000 (Bay Shore Power Co.), Ser. A,
               5 7/8s, 9/1/20                        BB+/P            1,690,327
     2,265,000 OH U. Gen. Recipients Athens
               Rev. Bonds, MBIA,  5s, 12/1/25        Aaa              2,337,571
     1,500,000 Powell, G.O. Bonds, FGIC, 5 1/2s,
               12/1/25                               Aaa              1,622,790
     2,165,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,225,988
       300,000 River Valley, Local School Dist.
               G.O. Bonds (School Fac. Construction
               & Impt.), FSA,  5 1/4s, 11/1/23       Aaa                332,904
     2,455,000 Rocky River, G.O. Bonds, AMBAC, 5s,
               12/1/24                               Aaa              2,550,917
               Sandusky Cnty., Hosp. Fac.
               Rev. Bonds  (Memorial Hosp.)
       830,000 5.15s, 1/1/10                         BBB-               835,121
       500,000 5.15s, 1/1/08                         BBB-               504,080
       685,000 5.05s, 1/1/07                         BBB-               684,171
     1,500,000 Toledo, G.O. Bonds (Macys), Ser. A,
               MBIA,  6.35s, 12/1/25                 Aaa              1,644,420
     2,925,000 Toledo, Swr. Syst. Mtge. Rev. Bonds,
               AMBAC,  6.2s, 11/15/12                Aaa              3,453,314
     1,175,000 Toledo, Wtr. Wks. Mtge. Rev. Bonds,
               AMBAC,  6.2s, 11/15/12                Aaa              1,387,229
     2,200,000 Toledo-Lucas Cnty., Port Auth.
               Rev. Bonds  (CSX Transn, Inc.),
               6.45s, 12/15/21                       Baa2             2,519,000
     1,100,000 Tuscarawas Cnty., Hosp. Fac.
               Rev. Bonds  (Union Hosp.), Ser. A,
               6 1/2s, 10/1/21                       Baa1             1,114,729
     1,000,000 Twin Valley, Cmnty. Local School
               Dist. Rev. Bonds, FGIC, 7.05s,
               12/1/11                               Aaa              1,218,560
     1,000,000 U. of Cincinnati COP (Jefferson Ave.
               Residence Hall),  MBIA, 5 1/8s,
               6/1/28                                Aaa              1,024,600
               U. of Cincinnati Rev. Bonds, Ser. D,
               AMBAC
     2,000,000 5s, 6/1/24                            Aaa              2,075,000
     1,275,000 5s, 6/1/23                            Aaa              1,330,832
               Westerville, City School Dist.
               Rev. Bonds (School Impt.)
     1,610,000 6 1/4s, 12/1/09                       Aa3              1,848,602
     1,590,000 6 1/4s, 12/1/08                       Aa3              1,795,937
     3,000,000 Woodridge, School Dist. Rev. Bonds,
               AMBAC,  6.8s, 12/1/14                 Aaa              3,585,060
               Zanesville, Hsg. Dev. Corp. Mtge.
               Rev. Bonds,  FHA Insd.
       220,000 7 3/8s, 10/1/21                       AAA/P              291,117
       205,000 7 3/8s, 10/1/20                       AAA/P              271,268
       185,000 7 3/8s, 10/1/19                       AAA/P              244,803
       180,000 7 3/8s, 10/1/18                       AAA/P              238,187
       160,000 7 3/8s, 10/1/17                       AAA/P              211,722
       155,000 7 3/8s, 10/1/16                       AAA/P              205,105

                                                                 --------------
                                                                    173,070,026

Puerto Rico (4.2%)
-------------------------------------------------------------------------------
       385,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds,  5 3/8s,
               5/15/33                               BBB                359,282
     3,000,000 Cmnwlth. of PR, Muni. Fin. Agcy.
               G.O. Bonds, Ser. A, FSA, 5 7/8s,
               8/1/14                                Aaa              3,395,754
     2,500,000 Cmnwlth. of PR, Muni. Fin. Agcy.
               Rev. Bonds, Ser. A, FSA, 6s, 7/1/11   Aaa              2,912,175
     1,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             1,078,860

                                                                 --------------
                                                                      7,746,071

Virgin Island (0.5%)
-------------------------------------------------------------------------------
     1,015,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, 5s, 5/15/21               Baa3               954,009
-------------------------------------------------------------------------------
               Total Investments
               (cost $171,686,481)                                 $181,770,106
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $185,237,504.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.

      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2004. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

      The rates shown on VRDNs and Mandatory Put Bonds are the current interest rates at November 30, 2004.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2004.

      The fund had the following industry group concentrations greater than 10% at November 30, 2004 (as a percentage of net assets):

      Education               17.0%
      Health care             13.2

      The fund had the following insurance concentrations greater than 10% at November 30, 2004 (as a percentage of net assets):

      AMBAC                   13.8%
      FGIC                    11.8

Interest rate swap contracts outstanding at November 30, 2004
(Unaudited)

                                      Notional     Termination    Unrealized
                                      amount       date           appreciation
------------------------------------------------------------------------------
Agreement with JP Morgan Chase
Bank dated November 4, 2004 to
receive quarterly the notional
amount multiplied by 2.946% and
pay quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.     $4,000,000   2/8/14         $47,827

Agreement with JP Morgan Chase
Bank dated September 24, 2004 to
pay quarterly the notional amount
multiplied by 3.513% and receive
quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.      2,500,000   12/29/14        40,796
------------------------------------------------------------------------------
                                                                  $88,623
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$171,686,481) (Note 1)                                           $181,770,106
-------------------------------------------------------------------------------
Cash                                                                  971,070
-------------------------------------------------------------------------------
Interest and other receivables                                      3,233,949
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                 15,690
-------------------------------------------------------------------------------
Receivable for securities sold                                         25,000
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                            88,623
-------------------------------------------------------------------------------
Total assets                                                      186,104,438

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 392,505
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                             27,153
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          232,639
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             47,070
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 31,726
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,447
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 73,544
-------------------------------------------------------------------------------
Other accrued expenses                                                 60,850
-------------------------------------------------------------------------------
Total liabilities                                                     866,934
-------------------------------------------------------------------------------
Net assets                                                       $185,237,504

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $178,230,771
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           26,186
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,191,701)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         10,172,248
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $185,237,504

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($153,663,580 divided by 16,884,264 shares)                             $9.10
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $9.10)*                  $9.53
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($30,705,870 divided by 3,377,106 shares)**                             $9.09
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($868,054 divided by 95,324 shares)                                     $9.11
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.11)***                $9.42
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2004 (Unaudited)

Interest income:                                                   $4,452,024
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      467,956
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       91,342
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                41,247
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              6,414
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,323
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 153,992
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 136,202
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   2,185
-------------------------------------------------------------------------------
Other                                                                  66,150
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                     3,039
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                               (3,039)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (26,549)
-------------------------------------------------------------------------------
Total expenses                                                        943,262
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (12,508)
-------------------------------------------------------------------------------
Net expenses                                                          930,754
-------------------------------------------------------------------------------
Net investment income                                               3,521,270
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      263,882
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and swap
contracts during the period                                         3,069,482
-------------------------------------------------------------------------------
Net gain on investments                                             3,333,364
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $6,854,634
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Decrease in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $3,521,270       $7,681,711
-------------------------------------------------------------------------------
Net realized gain on investments                     263,882        2,540,659
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     3,069,482      (11,467,716)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          6,854,634       (1,245,346)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                           (2,937,775)      (6,297,383)
-------------------------------------------------------------------------------
Class B                                             (507,645)      (1,181,406)
-------------------------------------------------------------------------------
Class M                                              (15,362)        (104,943)
-------------------------------------------------------------------------------
From ordinary income
Class A                                                   --         (116,925)
-------------------------------------------------------------------------------
Class B                                                   --          (26,392)
-------------------------------------------------------------------------------
Class M                                                   --           (2,249)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                          (5,762,543)     (34,241,979)
-------------------------------------------------------------------------------
Total decrease in net assets                      (2,368,691)     (43,216,623)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              187,606,195      230,822,818
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $26,186 and
distributions in excess of net investment
income of $34,302, respectively)                $185,237,504     $187,606,195
-------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------------


                                  Six months
                                     ended
                                  November 30
Per-share                         (Unaudited)                                     Year ended May 31
operating performance                 2004            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $8.94           $9.33           $8.87           $8.77           $8.29           $8.99
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  .18 (c)         .34 (c)         .36             .42             .44              .45 (c)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .15            (.38)            .46             .10             .47            (.70)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .33            (.04)            .82             .52             .91            (.25)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.17)           (.35)           (.36)           (.42)           (.43)           (.45)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.17)           (.35)           (.36)           (.42)           (.43)           (.45)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.10           $8.94           $9.33           $8.87           $8.77           $8.29
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                3.77*           (.49)           9.48            5.98           11.22           (2.72)
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $153,664        $153,317        $183,383        $167,223        $153,806        $149,434
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .45*(c)         .89 (c)         .88             .91             .88             .87 (c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.94*(c)        3.75 (c)        3.94            4.70            5.03            5.24 (c)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                7.56*          17.43           25.66           17.26           11.88           10.84
-------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an involuntary expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended November 30, 2004, May 31, 2004 and May 31, 2000 reflect a reduction of 0.01%, 0.01%, and 0.01%, respectively, based on average net assets for class A shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------------


                                   Six months
                                     ended
                                  November 30
Per-share                         (Unaudited)                                  Year ended May 31
operating performance                 2004            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $8.93           $9.32           $8.86           $8.76           $8.28           $8.98
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  .15 (c)         .28 (c)         .30             .36             .38             .39 (c)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .15            (.38)            .47             .10             .48            (.69)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .30            (.10)            .77             .46             .86            (.30)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.14)           (.29)           (.31)           (.36)           (.38)           (.40)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.14)           (.29)           (.31)           (.36)           (.38)           (.40)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.09           $8.93           $9.32           $8.86           $8.76           $8.28
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                3.43*          (1.15)           8.78            5.30           10.51           (3.37)
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $30,706         $33,382         $43,983         $43,696         $51,687         $48,424
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .77*(c)        1.54 (c)        1.53            1.56            1.53            1.52 (c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.62*(c)        3.10 (c)        3.30            4.05            4.38            4.59 (c)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                7.56*          17.43           25.66           17.26           11.88           10.84
-------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an involuntary expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended November 30, 2004, May 31, 2004 and May 31, 2000 reflect a reduction of 0.01%, 0.01%, and 0.01%, respectively, based on average net assets for class B shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------------


                                  Six months
                                     ended
                                  November 30
Per-share                         (Unaudited)                                   Year ended May 31
operating performance                 2004            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $8.94           $9.33           $8.88           $8.77           $8.29           $8.99
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  .16 (c)         .32 (c)         .33             .39             .41             .42 (c)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .17            (.39)            .46             .11             .48            (.69)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .33            (.07)            .79             .50             .89            (.27)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.16)           (.32)           (.34)           (.39)           (.41)           (.43)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.16)           (.32)           (.34)           (.39)           (.41)           (.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.11           $8.94           $9.33           $8.88           $8.77           $8.29
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                3.72*           (.80)           9.03            5.78           10.88           (3.02)
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $868            $907          $3,457          $2,988          $1,932          $1,626
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .60*(c)        1.19 (c)        1.18            1.21            1.18            1.17 (c)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment inco
to average net assets (%)             1.79*(c)        3.41 (c)        3.64            4.39            4.73            4.94 (c)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                7.56*          17.43           25.66           17.26           11.88           10.84
-------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an involuntary expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended November 30, 2004, May 31, 2004 and May 31, 2000 reflect a reduction of 0.01%, 0.01%, and 0.01%, respectively, based on average net assets for class M shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Ohio tax-exempt securities with intermediate to long-term maturities. The fund may be affected by economic and political developments in the state of Ohio.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2004, the fund had a capital loss carryover of $2,427,028 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------
    $2,066,783      May 31, 2009
       360,245      May 31, 2010

The aggregate identified cost on a tax basis is $171,686,481, resulting in gross unrealized appreciation and depreciation of $10,711,888 and $628,263, respectively, or net unrealized appreciation of $10,083,625.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of then next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through May 31, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended November 30, 2004, Putnam Management waived $26,549 of its management fee from the fund.

For the period ended November 30, 2004, Putnam Management has assumed $3,039 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended November 30, 2004, the fund paid PFTC $128,746 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2004, the fund's expenses were reduced by $12,508 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $653, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at annual rates of up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $284 and $63 from the sale of class A and class M shares, respectively and $20,795 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2004, Putnam Retail Management, acting as underwriter, received $491 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $13,519,847 and $19,563,690, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At November 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            498,736        $4,532,265
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       226,216         2,053,005
----------------------------------------------------------------
                                       724,952         6,585,270

Shares repurchased                    (995,925)       (9,018,832)
----------------------------------------------------------------
Net decrease                          (270,973)      $(2,433,562)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,645,450       $15,042,154
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       486,137         4,446,177
----------------------------------------------------------------
                                     2,131,587        19,488,331

Shares repurchased                  (4,635,746)      (42,357,174)
----------------------------------------------------------------
Net decrease                        (2,504,159)     $(22,868,843)
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             57,908          $527,276
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        35,813           324,639
----------------------------------------------------------------
                                        93,721           851,915

Shares repurchased                    (455,279)       (4,126,598)
----------------------------------------------------------------
Net decrease                          (361,558)      $(3,274,683)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            245,406        $2,243,629
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        82,562           754,448
----------------------------------------------------------------
                                       327,968         2,998,077

Shares repurchased                  (1,308,759)      (11,926,802)
----------------------------------------------------------------
Net decrease                          (980,791)      $(8,928,725)
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              2,721           $24,610
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,244            11,301
----------------------------------------------------------------
                                         3,965            35,911

Shares repurchased                     (10,085)          (90,209)
----------------------------------------------------------------
Net decrease                            (6,120)         $(54,298)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             86,521          $800,486
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,010           101,012
----------------------------------------------------------------
                                        97,531           901,498

Shares repurchased                    (366,495)       (3,345,909)
----------------------------------------------------------------
Net decrease                          (268,964)      $(2,444,411)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                             Votes                Votes
                             for                  withheld
-----------------------------------------------------------------------
Jameson A. Baxter            12,529,121           466,091
Charles B. Curtis            12,534,472           460,740
Myra R. Drucker              12,521,368           473,844
Charles E. Haldeman, Jr.     12,532,911           462,301
John A. Hill                 12,522,552           472,660
Ronald J. Jackson            12,540,710           454,502
Paul L. Joskow               12,540,710           454,502
Elizabeth T. Kennan          12,525,646           469,566
John H. Mullin, III          12,532,829           462,383
Robert E. Patterson          12,527,177           468,035
George Putnam, III           12,537,797           457,415
A.J.C. Smith                 12,524,156           471,056
W. Thomas Stephens           12,537,576           457,636
Richard B. Worley            12,531,869           463,343

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                             Votes            Votes
                             for              against       Abstentions
-----------------------------------------------------------------------
                             8,989,267        657,194       3,348,751

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                             Votes            Votes
                             for              against       Abstentions
-----------------------------------------------------------------------
                             8,934,798        611,604       3,448,810

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                             Votes            Votes
                             for              against       Abstentions
-----------------------------------------------------------------------
                             9,265,065        446,822       3,283,325

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was adjourned.*

* Since sufficient votes in favor of this proposal were not received as of November 11, 2004, the shareholder meeting with respect to this proposal has been adjourned until no later than January 10, 2005 to permit further solicitation in the Trustees' discretion.

  All tabulations are rounded to nearest whole number.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA053-216549  1/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005